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SEATTLE GENETICS, INC.

COMMON STOCK

PURCHASE AGREEMENT

Dated as of February 2, 2001

SEATTLE GENETICS, INC.

Common Stock Purchase Agreement

    This Common Stock Purchase Agreement (this "Agreement") is made as of February 2, 2001 between Seattle Genetics, Inc., a Delaware corporation with an office at 22215 26th Avenue SE, Suite 3000, Bothell, WA 98021(the "Company"), and Medarex, Inc., a Delaware corporation with an office at 707 State Road, Suite 206, Princeton, NJ 08540-1437 (the "Purchaser").

RECITALS

    WHEREAS, the Purchaser desires to purchase from the Company shares of Common Stock, $0.001 par value per share ("Common Stock"), of the Company in a private placement concurrently with the Company's initial public offering upon the terms and conditions set forth herein; and

    WHEREAS, the Company and the Purchaser wish to set forth the terms and conditions upon which the Company will issue and sell such shares to the Purchaser;

    NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the Company and the Purchaser hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES

    1.01  Purchase Price and Closing.  The Company will issue and sell to the Purchaser and, subject to the terms and conditions of this Agreement, the Purchaser will purchase from the Company, an aggregate number of shares of Common Stock (the "Shares") determined by dividing $2,000,000 by the per-share price to the public of shares of Common Stock in the Company's first underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act of 1933, as amended, in which the Company receives gross proceeds of not less than $20,000,000 ("IPO"); provided, however, the Purchaser, in its sole discretion, can determine whether to purchase the Shares in an offering in which the Company receives gross proceeds of less than $20,000,000. The purchase and sale will take place at a closing (the "Closing") to be held on the date, at the location and at the time of closing of the IPO, subject to the satisfaction of all of the conditions to the Closing specified in Article II herein. At the Closing the Company will issue and deliver a certificate evidencing the Shares to the Purchaser against payment of the full purchase price therefor by wire transfer of immediately available funds to an account designated by the Company.

    1.02  Restrictions on Transfer.  The Purchaser shall execute and deliver to J.P. Morgan & Co. a lock-up agreement in substantially the form attached hereto as Exhibit A, and the Purchaser further represents that it understands and agrees that all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend until the expiration of such lock-up agreement, prominently stamped or printed thereon, reading substantially as follows:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN J.P. MORGAN & CO. AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

    1.03  Representations and Warranties by the Purchaser.  The Purchaser represents and warrants to the Company that (a) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended; (b) it will acquire the Shares for its own account, for the purpose of investment and not with a view to distribution or resale thereof; (c) the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser, and this Agreement has been duly executed and delivered, and constitutes a valid, legal, binding and enforceable agreement of the Purchaser, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; (d) it has taken no action which would give rise to any claim by any other person for any brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby; (e) it has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms of the offering of the Shares and to obtain additional information concerning the Company and its business; and (f) it has received and reviewed the registration statement on Form S-1 (Registration No. 333-50266) filed by the Company with the Securities and Exchange Commission ("Commission") on November 20, 2000, and all amendments thereto (collectively, the "Registration Statement"), which shall also include the prospectus related to such public offering (the "Prospectus"), and has all of the information necessary for it to evaluate the merits and risks of an investment in the Shares and can bear the economic risks of such investment. The acquisition by the Purchaser of the Shares shall constitute a confirmation of the representations and warranties made by the Purchaser as at the date of such acquisition. The Purchaser further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

ARTICLE II

CONDITIONS TO CLOSING

    2.01  Conditions of the Purchaser's Obligation.  The obligation of the Purchaser to purchase and pay for the Shares at the Closing is subject to the satisfaction of the following conditions:

      (a)  Documentation at Closing.  The Purchaser shall have received prior to or at the Closing all of the following documents or instruments, or evidence of completion thereof, each in form and substance satisfactory to the Purchaser:

         (i) A copy of the Certificate of Incorporation of the Company, certified by the Secretary of State of the State of Delaware, a copy of the resolutions of the Board of Directors of the Company evidencing the approval of this Agreement, the issuance of the Shares and the other matters contemplated hereby, and a copy of the Bylaws of the Company, all of which shall have been certified by the Secretary of the Company to be true, complete and correct in every particular, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the Shares.

        (ii) A certificate of the Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificate for the Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

        (iii) A certificate of the President of the Company stating that all covenants and conditions required to be performed prior to or at the Closing have been performed as of the Closing and that all the representations and warranties contained in Section 3 herein are true and correct as of the Closing.

        (iv) Certificates of Good Standing and Existence for the Company from the Secretaries of State of the States of Delaware and Washington, as the case may be.

      (b)  Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      (c)  Consents, Waivers, Etc.  The Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws. In addition to the documents set forth above, the Company shall have provided to the Purchaser any other information or copies of documents that it may reasonably request.

      (d)  Investors' Rights Agreement.  The Company's Amended and Restated Investors' Rights Agreement dated as of December 22, 1999 (the "Rights Agreement") shall have been amended to include the Purchaser as a party such that the Purchaser is entitled to registration pursuant to Section 1.3 of the Rights Agreement with respect to the Shares as though the Purchaser were a Holder (as defined in the Rights Agreement) and the Shares were Registrable Securities (as defined in the Rights Agreement) for the purposes of registration pursuant to Section 1.3, and provisions related thereto, of the Rights Agreement.

    2.02  Conditions of the Company's Obligation.  The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction of the following conditions:

      (a)  Completed IPO.  The closing of the IPO shall have occurred within 120 days of the date hereof.

      (b)  Consents, Waivers, Etc.  The Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to the Purchaser as follows:

    3.01  Corporate Action.  The Company has all necessary corporate power and has taken all corporate action required to enter into and perform this Agreement and any other agreements and instruments executed in connection herewith (collectively, the "Financing Documents"). The Financing Documents are valid and legally binding obligations of the Company, enforceable in accordance with their terms. The issuance, sale and delivery of the Shares in accordance with this Agreement, have been duly authorized by all necessary corporate action on the part of the Company. The issuance of the Shares is not subject to preemptive rights or other preferential rights in any present stockholders of the Company that have not been waived and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound and to which the Company has not obtained appropriate waivers.

    3.02  No Conflict.  The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any material violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation under (i) any provision of the Certificate of Incorporation of the Company or Bylaws of the Company, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession or license to which the Company or any of its properties or assets is subject or (iii) any judgment, order, decree, applicable to the Company or its properties or assets.

    3.03  Status of Shares.  The Shares, when issued and delivered in accordance with the terms hereof and after payment of the purchase price therefor, will be duly authorized, validly issued, fully-paid and non-assessable, issued in compliance with applicable state and federal securities laws and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

    3.04  Organization, Good Standing and Qualification.  The Company is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

    3.05  Capitalization.  The capitalization of the Company set forth in the Registration Statement is, and as of the effective date of the Registration Statement will be, accurate in all material respects. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any pre-emptive or similar rights.

    3.06  Registration Statement.  No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, at the Closing, if applicable, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing representations and warranties shall not apply to any statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any underwriter furnished to the Company in writing by such underwriter expressly for use therein.

    3.07  Environmental Laws.  The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company, (a "Material Adverse Effect").

    3.08  Material Changes.  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (except for the exercise of stock options or the issuance of shares pursuant to the Company's employee stock plan) or long-term debt of the Company, or any material adverse change, or any development that would reasonably be expected to cause a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company, (a "Material Adverse Change"), otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Registration Statement and the Prospectus, the Company has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company.

    3.09  Property.  The Company has good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Registration Statement and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

    3.10  Intellectual Property.  Except as described in the Registration Statement and the Prospectus, the Company owns, is licensed to use or otherwise possesses adequate rights to use the patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, processes or procedures (collectively, the "Intellectual Property"), reasonably necessary to carry on the business conducted by it, except to the extent that the failure to own, be licensed to use or otherwise possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company has not received any notice of infringement of or conflict with, and the Company has no knowledge of any infringement of or conflict with, asserted rights of others with respect to its Intellectual Property which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; the discoveries, inventions, products or processes of the Company referred to in the Registration Statement and the Prospectus do not, to the knowledge of the Company, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party which patent application has been published or is otherwise known to the Company which could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; except as set forth in the Registration Statement and the Prospectus, the Company is not obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no third party, including any academic or governmental organization, possesses rights to the Intellectual Property which, if exercised, could reasonably be expected to have a Material Adverse Effect.

    3.11  Governmental Permits.  Except as described in the Registration Statement and the Prospectus, the Company owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to own, possess, obtain or make would not, individually or in the aggregate, have a Material Adverse Effect, and the Company has not received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus, and the Company is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, and all of the descriptions in the Registration Statement and the Prospectus of the legal and governmental procedures and requirements of the United States Food and Drug Administration (the "FDA") or any foreign, state or local governmental body exercising comparable authority are accurate in all material respects.

ARTICLE IV

OTHER AGREEMENTS

    4.01  Publicity.  The parties agree to issue a joint press release announcing this Agreement and the transactions contemplated hereby following execution of this Agreement. Any proposed announcement, press release or other public disclosure concerning this Agreement and/or any of the transactions or relationships contemplated hereby shall be mutually approved by both parties (which approval shall not be unreasonably withheld). The Purchaser agrees and acknowledges that this Agreement and the transactions contemplated hereby shall be disclosed in the Registration Statement and filed as an exhibit to the next amendment to the Registration Statement following execution hereof.

ARTICLE V

MISCELLANEOUS

    5.01  No Waiver.  No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

    5.02  Amendments, Waivers and Consents.  Any provision in this Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the party requesting such change, addition, omission or waiver shall obtain consent thereto in writing from the other party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    5.03  Addresses for Notices.  All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, faxed or delivered to each applicable party at the address set forth below or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

If to the Purchaser:  Medarex, Inc., 707 State Road, Suite 206, Princeton, NJ 08540-1437, Attention General Counsel, with a copy to: Medarex, Inc., 707 State Road, Suite 206, Princeton, NJ 08540-1437 Attention Chief Financial Officer; or at such other address as shall be designated by the Purchaser in a written notice to the Company complying as to delivery with the terms hereof.

If to the Company:  Seattle Genetics, Inc, 22215 26th Avenue SE, Suite 3000, Bothell, WA 98021, Attention: Tim Carroll, with a copy to: Venture Law Group, 4750 Carillon Point, Kirkland, WA 98033, Attention: Sonya F. Erickson; or at such other address as shall be designated by the Company in a written notice to the Purchaser complying as to delivery with the terms hereof.

All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; express overnight courier service; or registered mail, return receipt requested) or transmitted by facsimile, be effective three days after deposited in the mails or upon transmission by facsimile, respectively, addressed as aforesaid, unless otherwise provided herein.

    5.04  Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, successors and assigns, except that the Purchaser shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Company.

    5.05  Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

    5.06  Severability.  The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement.

    5.07  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington without regard to its conflicts of laws principles to the contrary.

    5.08  Headings.  Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

    5.09  Counterparts.  This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SEATTLE GENETICS, INC.
By:	/s/ H. PERRY FELL Name: H. PERRY FELL Title: CHIEF EXECUTIVE OFFICER
MEDAREX, INC.
By:	/s/ RONALD A. PEPIN Name: RONALD A. PEPIN Title: VICE PRESIDENT, BUSINESS DEVELOPMENT

Exhibit A

LOCK-UP AGREEMENT

                , 2001

J.P. MORGAN SECURITIES INC.
CIBC WORLD MARKETS CORP.
BANC OF AMERICA SECURITIES LLC

  As Representatives of the several
  Underwriters to be named in Schedule I to
  the Underwriting Agreement referred to below

c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

    Re:  Seattle Genetics, Inc.—
                Initial Public Offering of Common Stock

Ladies and Gentlemen:

    The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Seattle Genetics, Inc., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters to be named in Schedule I to the Underwriting Agreement (the "Underwriters") of Common Stock, $0.001 par value, of the Company (the "Common Stock").

    In consideration of the Underwriters' agreement to purchase and make the Public Offering of Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, the undersigned will not, directly or indirectly, during the period beginning on the date hereof and ending 180 days after the date of the prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including but not limited to any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (collectively, the "Company Securities") or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Company Securities, regardless of whether any of the transactions described in clause (1) or (2) above is to be settled by delivery of Company Securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any Company Securities.

    Notwithstanding the foregoing, the undersigned may transfer the undersigned's Company Securities (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree in writing with J.P. Morgan Securities Inc. to be bound by the restrictions set forth herein or (ii) pursuant to a transfer, either during the undersigned's lifetime or upon death by will or intestacy, to the undersigned's immediate family or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transferees agree in writing with J.P. Morgan

Securities Inc. to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. In addition, if the undersigned is a corporation, the corporation may transfer Company Securities to any wholly-owned subsidiary of such corporation; and, if the undersigned is a partnership, the partnership may transfer Company Securities to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any such partner who is an individual may transfer shares of capital stock, either during such partner's lifetime or upon death by will or intestacy, to his or her immediate family or to any trust for the direct or indirect benefit of such partner or such partner's immediate family; provided that any such transferees agree in writing with J.P. Morgan Securities Inc. to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. For the purposes of this paragraph, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

    None of the restrictions set forth in this Lock-Up Agreement shall apply to Company Securities acquired in open market transactions after the Public Offering or Company Securities acquired in the Public Offering (including Company Securities acquired in any directed share program related to the Public Offering).

    In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

    The undersigned understands that, if the Underwriting Agreement does not become effective by April 30, 2001, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

    The undersigned recognizes that the Public Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising capital for its operations. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

    THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Very truly yours,

Name: Title:

Accepted as of the date first set forth above:

J.P. MORGAN SECURITIES INC.
CIBC WORLD MARKETS CORP.
BANC OF AMERICA SECURITIES LLC

  Acting severally on behalf of themselves and the
  several Underwriters to be named in Schedule I
  to the Underwriting Agreement

By:	J.P. MORGAN SECURITIES INC.
By:
Name: Title:

QuickLinks

SEATTLE GENETICS, INC. Common Stock Purchase Agreement
RECITALS
ARTICLE I PURCHASE AND SALE OF SHARES
ARTICLE II CONDITIONS TO CLOSING
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE IV OTHER AGREEMENTS
ARTICLE V MISCELLANEOUS
Exhibit A LOCK-UP AGREEMENT